UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

Wetouch Technology Inc.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11.

LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Stockholder:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Wetouch Technology Inc., a Nevada corporation (the “Company” or “WETH”), which will be held at the Company’s corporate headquarters, located at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China on December 26, 2025 at 10:00 A.M., local time.

We are following Securities and Exchange Commission rules which enable us to provide proxy materials for the 2025 Annual Meeting on the Internet instead of automatically mailing printed copies. This allows us to provide our Stockholders with the information they need, while lowering the cost of the delivery of materials and reducing the environmental impact from printing, mailing and disposing of paper copies. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”) is first being mailed, and the proxy statement, 2024 annual report, and form of proxy are being distributed to stockholders of record as of the October 28, 2025 (the “Record Date”) and made available on the Internet, on or about November 11, 2025. Stockholders whose shares are held in a brokerage account will receive this information from their broker.

The Notice of Annual Meeting of Stockholders and Proxy Statement describes the formal business to be transacted at the annual meeting. Our directors and officers will be present to respond to appropriate questions from Stockholders. A Stockholder must complete the attached proxy card or be present in person to vote at the meeting.

Whether or not you plan to attend the meeting, please vote as soon as possible. You can vote by returning the proxy card in the enclosed postage-prepaid envelope. This will ensure that your shares will be represented and voted at the meeting, even if you do not attend. If you attend the meeting, you may revoke your proxy and personally cast your vote. Attendance at the meeting does not of itself revoke your proxy.

By Order of the Board of Directors,

/s/ Zongyi Lian
Zongyi Lian
Chief Executive Officer and Director

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WETOUCH TECHNOLOGY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held on December 26, 2025

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Wetouch Technology Inc., a Nevada corporation (the “Company” or “WETH”), will be held at the Company’s corporate headquarters, located at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China on December 26, 2025 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

(1)	To elect five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

(2)	To ratify ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve an amendment to the Company’s Articles of Incorporation in the form set forth in Annex A to increase the number of shares of the Company’s authorized common stock, par value $0.001 per share (“common stock”), that may be issued from 15,000,000 to 65,000,000;

(4)	To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors of the Company (the “Board of Directors” or the “Board”) and the Company’s management have fixed the close of business on October 28, 2025 as the record date for determining the Stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment and postponements thereof (the “Record Date”).

After careful consideration, the Board of Directors recommends a vote IN FAVOR OF the nominees for director named in the accompanying proxy statement, a vote IN FAVOR OF the ratification of ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025, a vote IN FAVOR OF the amendment to the Company’s Articles of Incorporation and a vote IN FAVOR OF the compensation of our named executive officers described in this Proxy Statement.

Stockholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting. YOUR VOTE IS VERY IMPORTANT.

By Order of the Board of Directors,

/s/ Zongyi Lian
Zongyi Lian
Chief Executive Officer and Director

ii

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE- PREPAID RETURN ENVELOPE. SIGNING AND RETURNING A PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE MEETING.

THANK YOU FOR ACTING PROMPTLY

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 26, 2025. This Proxy Statement and our 2024 Annual Report to Stockholders are also available on our website at https://www.transhare.com/wetouch/.

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PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS OF WETOUCH TECHNOLOGY INC.

To be Held on December 26, 2025

The Board of Directors of Wetouch Technology Inc., a Nevada corporation (“WETH” or the “Company”), is soliciting proxies for the Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at our office, located at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China, on December 26, 2025, at 10:00 A.M., local time, and at any adjournments thereof. You are receiving a proxy statement because you own shares of the Company’s common stock on the Record Date that entitle you to vote at the Annual Meeting. By use of a proxy, you can vote whether or not you attend the Annual Meeting. The proxy statement describes the matters we would like you to vote on and provides information on those matters so you can make an informed decision.

THE 2025 ANNUAL MEETING

Date, Time and Place of the Annual Meeting

The Annual Meeting will be held at 10:00 a.m., local time, on December 26, 2025, at the Company’s office at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China.

Matters to be Voted Upon at the Annual Meeting

At the Annual Meeting, WETH is asking its Stockholders as of the record date of October 28, 2025 (the “Record Date”) to consider and vote upon proposals:

(1)	To elect five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

(2)	To ratify ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025;

(3)	To approve an amendment to the Company’s Articles of Incorporation in the form set forth in Annex A to increase the number of shares of the Company’s authorized common stock, par value $0.001 per share (“common stock”), that may be issued from 15,000,000 to 65,000,000;

(4)	To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote; and

(5)	To transact such other business as may properly come before the meeting or any adjournment thereof.

Who Can Vote?

Stockholders will be entitled to vote or direct votes to be cast at the Annual Meeting if they owned shares of WETH common stock on the Record Date. Stockholders will have one vote for each share of WETH common stock owned at the close of business on the Record Date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. At the close of business on October 28, 2025, we had 11,931,534 shares of common stock outstanding.

What Constitutes a Quorum for the Annual Meeting?

A quorum is the minimum number of shares required to hold a meeting. A majority of the shares of our common stock issued and outstanding and entitled to vote must be represented in person or by proxy at the meeting to establish a quorum. Both abstentions and broker non-votes are counted as present for determining the presence of a quorum. Broker non-votes, however, are not counted as shares present and entitled to be voted with respect to the matter on which the broker has not voted. Thus, broker non-votes will not affect the outcome of any of the matters to be voted on at the Annual Meeting. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of the Company’s Common Stock as of the Record Date are entitled to one vote per share on each matter to be considered and voted upon at the Annual Meeting.

Votes cast in person or by proxy at the Annual Meeting will be tabulated at the Annual Meeting. All valid, unrevoked proxies will be voted as directed. In the absence of instructions to the contrary, properly executed proxies will be voted (i) for the election of each of the nominees for director set forth herein, (ii) for the ratification of ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025, (iii) for the adoption of the amendment to the Company’s Articles of Incorporation , and (iv) To approve the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote.

If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment, unless authorization is withheld.

How Do I Vote?

Many of our Stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Transhare Corporation, you are considered the Stockholder of record with respect to those shares. As a Stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting. As the Stockholder of record, you may vote in person at the Annual Meeting or vote by proxy using the accompanying proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

By Mail — Stockholders will receive a proxy card and can follow the instructions given for mailing. A paper copy of the proxy materials may also be obtained by following the instructions given on the notice and proxy card. To vote using the proxy card, simply print the proxy card, complete, sign and date it and return it promptly to Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140, Clearwater, FL 33764.

Online — Stockholders may submit a proxy online using the website listed on the proxy card. Please have your proxy card in hand when you log onto the website. Online voting facilities will close and no longer be available on the date and time specified on the proxy card.

In Person — Stockholders may vote in person at the Annual Meeting. To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. The Board recommends that you vote using one of the other voting methods, given that it is not practical for most stockholders to attend the Annual Meeting.

Please note that the notice letter you received directing you to the website at which the proxy materials are available is not the proxy card and should not be used to submit your vote.

If you do not return a signed proxy card, vote online or attend the meeting and vote in person, your shares will not be voted. Shares of our common stock represented by properly executed proxies that are received by us and are not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If you return a signed and dated proxy card and instructions are not given, such proxies will be voted FOR the election of each nominee for director named herein, FOR ratification of the selection of ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025, FOR the amendment to the Company’s Articles of Incorporation and FOR the approval of the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote. In addition, we reserve the right to exercise discretionary authority to vote proxies, in the manner determined by us, in our sole discretion, on any matters brought before the Annual Meeting for which we did not receive adequate notice under the proxy rules promulgated by the Securities and Exchange Commission (“SEC”).

Beneficial Holder. If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the Stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the Stockholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Directors

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. This means that the director nominee with the most votes for a particular slot is elected for that slot. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. The approval of each of the other proposals require the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on that proposal. You may vote either “FOR” all or any one or more of the nominees, “AGAINST” all or any one or more of the nominees, or “ABSTAIN” your vote from all or any one or more of the nominees. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have any effect on the outcome of the election of any director nominee.

Proposal 2: Ratification of the Appointment of ST & Partners PLT as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2025

If a quorum is present, the affirmative vote of a majority of the votes cast with respect to this proposal is required to ratify the appointment of ST & Partners PLT as our independent registered public accountant for the fiscal year ending December 31, 2025. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have any effect on the outcome of this proposal. We are not required to obtain our stockholders’ ratification of the appointment of the Company’s independent registered public accounting firm, but we believe that submitting this matter to our stockholders is a part of good corporate governance.

Proposal 3: Charter Amendment to Articles of Incorporation

If a quorum is present, approval of the Charter Amendment requires the affirmative vote of a majority of the voting power of our outstanding common stock. Because approval of the Charter Amendment requires the approval of a majority of the voting power of all of our outstanding shares of common stock, abstentions will have the practical effect of a vote against the Charter Amendment.

Proposal 4: Say on Pay

If a quorum is present, the affirmative vote of a majority of the votes cast with respect to the proposal is required to approve the non-binding advisory resolution on Say on Pay. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have an impact on the outcome of this proposal. Because the required vote is advisory, it will not be binding on the Board, the Human Resources and Compensation Committee or the Company. The Human Resources and Compensation Committee will, however, take into account the outcome of the vote when considering future compensation decisions.

Will My Shares Be Voted If I Do Not Return My Proxy Card? What is the Effect of a “Broker Non-Vote”?

If you are a beneficial owner and do not provide the Stockholder of record with voting instructions, your shares may constitute “broker non-votes.” A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a particular proposal because that holder does not have discretionary voting power and has not received instructions from the beneficial owner.

Under applicable regulations, if a broker holds shares on your behalf, and you do not instruct your broker how to vote those shares on a matter considered “routine,” the broker may generally vote your shares for you. A “broker non-vote” occurs when a broker has not received voting instructions from you on a “non-routine” matter, in which case the broker does not have authority to vote your shares with respect to such matter. Unless you provide voting instructions to a broker holding shares on your behalf, your broker may not use discretionary authority to vote your shares on any of the matters to be considered at the Annual Meeting other than the ratification of our independent registered public accounting firm. Please vote your proxy so your vote can be counted.

Unless otherwise required by the Company’s Amended and Restated Articles of Incorporation, as amended, Bylaws, the Nevada Law, or by other applicable law, any other proposal that is properly brought before the Annual Meeting will require approval by the affirmative vote of a majority of all votes cast at the Annual Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of the Company beneficially hold approximately 30,466 shares of Company Common Stock of all the votes entitled to be cast at the Annual Meeting.

Deadline for Voting by Proxy

In order to be counted, votes cast by proxy must be received prior to the Annual Meeting.

Revocability of Proxies

Stockholders are requested to date, sign and return the enclosed proxy card to make certain their shares will be voted at the Annual Meeting. Any proxy given may be revoked by the Stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a proxy bearing a later date, or by attending the Annual Meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon.

Householding of Annual Disclosure Documents

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy materials with respect to two or more Stockholders sharing the same address by delivering a single set of proxy materials. This process, which is commonly referred to as “householding,” potentially results in extra convenience for Stockholders and cost savings for companies. The Company has adopted the SEC-approved “householding” procedure.

Upon written or oral request, the Company will deliver promptly a separate copy of the proxy statement and proxy materials of Annual Meeting of Stockholders to any Stockholder at a shared address to which the Company delivered a single copy of any of these documents. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of proxy materials, you may:

●	Send a written request to the Company’s Corporate Secretary No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China, or call (86) 28-37390666 if you are a Stockholder of record; or

●	Notify your broker, if you hold your shares of common stock under street name.

If you are receiving more than one copy of the proxy materials at a single address and would like to participate in householding, please contact the Company using the mailing address and phone number above. Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

Who is paying for this proxy solicitation?

The Company is making this solicitation and will pay the cost of soliciting your proxy. In addition to the use of mail, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers or employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners and for soliciting your proxy.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within our Company or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, then we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.

WETH Contact Information

Our principal executive offices are located at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China. The telephone number of our principal offices is (86) 28-37390666.

PROPOSAL 1 – ELECTION OF BOARD OF DIRECTORS

Directors

Based on the Company’s nominations process, a majority of the independent members of the Board shall recommend to the Board for nomination by the Board such candidates as said majority of the independent directors, in the exercise of their judgment, have found to be well qualified and willing and available to serve. A majority of our independent directors of the Board has recommended and the Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next Annual Meeting and until their respective successors are elected and qualified. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director, but, if that should occur, the persons designated as proxies will vote in accordance with their best judgment. In no event will proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement.

All shares represented by valid proxies, and not revoked before they are exercised, will be voted in the manner specified therein. If a valid proxy is submitted but no vote is specified, the Proxy will be voted FOR the election of each of the four Nominees for election as directors. Please note that your broker will not be permitted to vote on your behalf on the election of directors unless you provide specific instructions by completing and returning the voting instruction form. For your vote to be counted, you will need to communicate your voting decisions to your broker or other nominee before the date of the Annual Meeting or obtain a legal proxy to vote your shares at the meeting. Although all nominees are expected to serve if elected, if any nominee is unable to serve, then the persons designated as proxies will vote for the remaining nominees and for such replacements, if any, as may be nominated by our Board, who currently serves the functions of a nominating committee as the Board does not have a standing nominating committee. Proxies cannot be voted for a greater number of persons than the number of nominees specified herein (five persons). Cumulative voting is not permitted.

The affirmative vote of the holders of shares of Common Stock representing a plurality of the votes cast at the Meeting at which a quorum is present is required for the election of the directors listed below.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL FOUR NOMINEES LISTED BELOW.

The following sets forth the information regarding our director nominees as of October 13, 2025, including the names of each of the four nominees for election as a director, such person’s position, age, the year such person became a director of the Company, and additional biographical data.

Name	Age	Position(s) Held
Guangrong Cai	62	Chairman, Director
Jian Feng	30	Secretary, Director
Jiaxing Huang	25	Director, member of the Audit Committee, the Nominating and Corporate Governance Committee, and the Chairperson of Compensation Committee
Jing Guo	35	Director, member of the Audit Committee, the Compensation Committee, and the Chairperson of the Nominating and Corporate Governance Committee
Yunna Liu	45	Director, member of the Nominating and Corporate Governance Committee, the Compensation Committee, and the Chairperson of the Audit Committee

Guangrong Cai - Chairman and Director

Mr. Guangrong Cai has served as our Chairman and Director since June 2024. Mr. Cai has served as a legal representative and director of the strategic planning department of Sichuan Vtouch Technology Co., Ltd since 2020. Mr. Cai has served as a legal representative and general manager of Frejoo Enterprise Management (Chengdu) Co., Ltd. since January 2019, a company specializing in helping Chinese enterprises go public on Nasdaq. From January 2013 to December 2016, Mr. Cai served as the founder and established a project center for the research and development of industrial capacitive screens. In 2020, he transformed the project center into Sichuan Vtouch Technology Co., Ltd. From January 2003 to December 2012, he served as the Chief Financial Officer at Hong Kong Zhentai Toy Group. Mr. Cai received a master’s degree in Economics from Sun Yat-sen University in 1992 and a bachelor’s degree in Economics from Sun Yat sen University in 1989. He received an EMBA degree from Tsinghua University in 2002. We believe that Mr. Cai is qualified to serve as our Chairman and Director due to his extensive knowledge and background in economics and management.

Jian Feng - Secretary, Director

Mr. Jian Feng, age 28, has served as technician, supervisor, manager and general officer at Haite Co. Ltd.’s Shanghai Office from July 2017 to December 2024. Mr. Feng has since served as the supervisor and vice general manager at Jirui Technology Co. Ltd., a manufacturer of touchscreens. Mr. Feng received a bachelor’s degree in Electronic Information from University of Electronic Science and Technology of China in 2017 and an EMBA degree from Sichuan University in 2019. The Board believes Mr. Feng’s extensive managerial experience and technical expertise will make him a valuable addition to the board.

Jiaxing Huang - Director

Mr. Jiaxing Huang has served as our director since June 2024. Mr. Huang has served as an administrative personnel specialist and manager of Chengdu Tianfu Investment Co., Ltd since July 2021. Since November 2022, he has also served as an independent director of Shenzhen Fushiyuan Intelligent Fire Protection Co., Ltd, responsible for supervising the formulation and implementation of personnel recruitment, assessment, reward and other systems in the company. Mr. Huang received a bachelor’s degree in administration management from University of Electronic Science and Technology of China in 2021. We believe Mr. Huang is qualified to serve as our director due to his knowledge and background in the management field.

Jing Guo - Director

Ms. Jing Guo, age 35, has served as the Human Resources Director (Vice President level) of All Home Furnishings Limited since December 2020. Ms. Guo received a bachelor’s degree in Electronic Information Engineering from the University of Electronic Science and Technology of China in 2012. The Board believes Ms. Guo’s extensive knowledge and background in the fields of human resources management and corporate administration will make her a valuable addition to the Board.

Yunna Liu – Director

Ms. Yunna Liu, age 45, has more than twenty years of professional experience in auditing, accounting, and financial management. From November 2024 to October 2025, Ms. Liu served as Manager of the Financial Review and Consolidation Department at Hongkong Succeed Capital limited, where she was responsible for pre-IPO financial due diligence and consolidation reporting for China-based companies seeking U.S. listings. Since December 2024, she has also served as an independent director and Chairperson of the Audit Committee of Anhui Zhengxiaowan Catering Co., Ltd. From March 2018 to October 2024, Ms. Liu was an Audit Manager at Sichuan Anbixin Certified Public Accountants Co., Ltd. Ms. Liu holds a bachelor’s degree in Finance from Southwestern University of Finance and Economics. She is a non-practicing member of the Chinese Institute of Certified Public Accountants (CPA) and holds an Intermediate Accounting Professional Title.

Recommendation of Board of Directors

The approval of the election of each of the nominees for director requires the plurality of the votes cast, either in person or by proxy, at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that this Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the election of each of the Director Nominees named in this Proxy Statement.

CORPORATE GOVERNANCE

Board of Directors

Pursuant to the Company’s Bylaws and the Nevada Law, the Company’s business and affairs are managed under the direction of the Board. Directors are kept informed on the Company’s business through discussions with management, including the Chief Executive Officer and other senior officers, by reviewing materials provided to them and by participating in meetings. As of October 23, 2025, the corporate structure of the Company has undergone certain changes, which have been previously disclosed in the Company’s Current Reports on Form 8-K filed on May 2, 2025, September 9, 2025 and September 18, 2025 with SEC.

Our Board meets on a regular basis during the year to review significant developments affecting us and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. Members of senior management regularly attend Board meetings to report on and discuss their respective areas of responsibility. The Board held 4 regularly scheduled and special meetings during fiscal year 2024. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Stockholders annual meeting.

Independent Directors

The Company’s Common Stock is listed on the NASDAQ Capital Market. NASDAQ requires that a majority of the Company’s directors be “independent,” as defined by the NASDAQ’s rules. Generally, a director does not qualify as an independent director if the director (or, in some cases, a member of the director’s immediate family) has, or in the past three years had, certain relationships or affiliations with the Company, its external or internal auditors, or other companies that do business with the Company. The Board of Directors has determined that a majority of the Company’s directors are independent directors under the NASDAQ rules. The Company’s current independent directors are: Jing Chen and Jiaxing Huang. Guijun Gan, an independent director resigned from the Board on September 16, 2025. The Company intends to appoint Ms. Yunna Liu as a new independent member to the Board effective as of date November 1, 2025.

Our Board of Directors, which is elected by our Stockholders, is our ultimate decision-making body, except with respect to those matters reserved to our Stockholders. The Board selects the officers who are charged with the conduct of our business and has responsibility for establishing broad corporate policies and for our overall performance. The Board is not involved in operating details on a day-to-day basis. The Board is advised of our business through regular reports and analyses and discussions with our principal executive officer and other officers.

Code of Ethics and Governance Program

We have adopted a written code of ethics and business conduct that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics and business conduct will be provided to any person, without charge, upon written request sent to Wetouch Technology Inc., No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China; Attention: Corporate Secretary. Any amendments to or waivers of the code of ethics and business conduct will be promptly reported in a Current Report on Form 8-K, as required by applicable laws.

Committees of the Board and Attendance at Meetings

The Board held 4 regularly scheduled and special meetings during fiscal year 2024. All of the directors attended (in person or by telephone) all of the Board meetings and any committees of the Board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the Stockholders annual meeting.

Audit Committee and Report of the Audit Committee

For the year ended December 31, 2024, our audit committee consists of Jing Chen, Jiaxing Huang and Guijun Gan. Ms. Chen is the chairperson of the audit committee. We have determined that Ms. Chen, Mr. Huang and Mr. Gan each satisfy the “independence” requirements of Nasdaq Listing Rule 5605(a)(2) and meet the independence standards under Rule 10A-3 under the Exchange Act. We have determined that Ms. Chen qualifies as an “audit committee financial expert,” as defined under the applicable SEC rules. Jing Chen served from November 12, 2021 until April 29, 2025. As of October 23, 2025, the corporate structure of the Company has undergone certain changes, which have been previously disclosed in the Company’s Current Reports on Form 8-K filed on May 2, 2025, September 9, 2025 and September 18, 2025. On September 16, 2025, Mr. Guijun Gan resigned from being a member of Audit Committee. The Company intends to appoint Ms. Yunna Liu as the new independent member to the Board and the chairperson of Audit Committee effective as of November 1, 2025. The audit committee held 4 meetings during fiscal year 2024, and all audit committee members attended each of those meetings.

Management is responsible for the Company’s internal controls and the financial reporting process. The independent accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and issuing reports thereon. The audit committee’s responsibility is to monitor these processes. The audit committee meets with management, the leader of the internal audit function, and the independent accounting firm to facilitate communication. In addition, the audit committee appoints the Company’s independent accounting firm and pre-approves all audit and non-audit services to be performed by the independent accounting firm.

In this context, the audit committee has discussed with the Company’s independent accounting firm the overall scope and plans for the independent audit. The audit committee reviewed and discussed the audited financial statements with management. Management represented to the audit committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Discussions about the Company’s audited financial statements included the independent accounting firm’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The audit committee also discussed with the independent accounting firm the other matters required to be discussed by PCAOB Auditing Standard No. 16 (Communications with Audit Committees). The Company’s independent accounting firm provided to the audit committee the written disclosures and the letter required by the PCAOB, and the committee discussed the independent accounting firm’s independence with management and the independent accounting firm.

Based on: (i) the audit committee’s discussion with management and the independent accounting firm; (ii) the audit committee’s review of the representations of management; and (iii) the report of the independent accounting firm to the audit committee, the audit committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on September 11, 2025, is incorporated by reference herein (“Annual Report”).

Compensation Committee

For the year ended December 31, 2024, our compensation committee consists of Jing Chen, Jiaxing Huang and Guijun Gan. Mr. Huang is the chairperson of our compensation committee. We have determined that Ms. Chen, Mr. Huang and Mr. Gan each are “independent,” as such term is defined for directors and compensation committee members in the listing standards of the NASDAQ Stock Market LLC. Additionally, each qualifies as “non-employee directors” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and as “outside directors” for purposes of Section 162(m) of the Internal Revenue Code. The compensation committee held 1 meeting during fiscal year 2024, and all compensation committee members attended those meetings. As of October 23, 2025, the corporate structure of the Company has undergone certain changes, which have been previously disclosed in the Company’s Current Reports on Form 8-K filed on May 2, 2025, September 9, 2025 and September 18, 2025. On September 16, 2025, Mr. Guijun Gan resigned from being a member of Audit Committee. The Company intends to appoint Ms. Yunna Liu as the new independent member to the Compensation Committee effective as of November 1, 2025.

Our Board has delegated to the compensation committee the responsibility, among other things, to determine any and all compensation payable to our executive officers, including annual salaries, incentive compensation, long-term incentive compensation and any other compensation, and to administer our equity and incentive compensation plans applicable to our executive officers. Decisions regarding executive compensation made by the compensation committee are considered final and are not generally subject to Board review or ratification. Under the terms of its written charter, the compensation committee has the power and authority to delegate any of its duties and responsibilities to subcommittees as the compensation committee may deem appropriate in its sole discretion. Historically, the compensation committee has not generally delegated any of its duties and responsibilities to subcommittees, but rather has taken such actions as a committee, as a whole. Deliberations and decisions by the compensation committee concerning executive officers are made by the compensation committee, without the presence of the any executive officer of the Company.

Nominating and Corporate Governance Committee.

For the year ended December 31, 2024, our nominating and corporate governance committee consists of Jing Chen, Jiaxing Huang and Guijun Gan. Mr. Gan is the chairperson of our nominating and corporate governance committee. We have determined that each of Ms. Chen, Mr. Huang and Mr. Gan qualifies as “independent” as that term is defined by Nasdaq Listing Rule 5605(a)(2). The Nominating and Corporate Governance Committee held 3 meetings during fiscal year 2024, and all compensation committee members attended those meetings. As of October 23, 2025, the corporate structure of the Company has undergone certain changes, which have been previously disclosed in the Company’s Current Reports on Form 8-K filed on May 2, 2025, September 9, 2025 and September 18, 2025. On September 16, 2025, Mr. Guijun Gan resigned from being a member of Audit Committee. The Company intends to appoint Ms. Yunna Liu as the new independent member to the Nominating and Corporate Governance Committee effective as of November 1, 2025.

We have adopted a nominating and corporate governance committee charter, which details the principal responsibilities of the nominating and corporate governance committee, including:

●	The identification, evaluation and recommendation of qualified candidates to become Board members.

●	The oversight of the implementation of and monitoring compliance with the Company’s Code of Ethics (other than with respect to complaints regarding accounting or auditing issues).

●	Coordinating and overseeing Board, committee, and director evaluations.

●	Periodic review of the Company’s governance documents as appropriate.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

Board Leadership Structure

Our Board of Directors is currently comprised of four members, including two independent directors who serve as members of our audit committee and compensation committee. The company intends to appoint Ms. Yunna Liu as the new independent member to the Board effective date as of November 1, 2025. Our Board leadership structure consists of a Chairman of the Board. Currently, Mr. Guangrong Cai serves as Chairman of the Board. The Board of Directors believes that this leadership structure, with Mr. Guangrong Cai serving as the Chairman and Mr. Zongyi Lian serving as Chief Executive Officer, is appropriate at this time because it enables the Board, as a whole, to engage in oversight of management, promote communication and collaboration between management and the Board, and oversee governance matters, while allowing our Chief Executive Officer to focus on his primary responsibility, the operational leadership and strategic direction of the Company.

Board independence and oversight of the senior management of the Company are enabled by the presence of independent directors who have a wide range of expertise and skills and have oversight over critical functions of the Company, such as the review of business development, evaluation and compensation of executive management, the nomination of directors. Our independent directors collectively provide additional strength and balance to our Board leadership structure.

Risk Management

The Chief Executive Officer and senior management are primarily responsible for identifying and managing the risks facing the Company under the oversight and supervision of the Board. The Chief Executive Officer reports to the Board of Directors regarding any risks identified and steps it is taking to manage those risks. In addition, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the area of compensation policies and practices. Other general business risks such as economic, regulatory and permitting are monitored by the full Board.

Communications with Directors

Stockholders may communicate with the Board or to one or more individual members of the Board by writing Wetouch Technology Inc., at No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China, Attention: Corporate Secretary. As appropriate, communications received from Stockholders are forwarded directly to the Board, or to any individual member or members, depending on the facts and circumstances outlined in the communication. The Board has authorized the Secretary, in his discretion, to exclude communications that are patently unrelated to the duties and responsibilities of the Board, such as spam, junk mail and mass mailings. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out by the Secretary pursuant to the policy will be made available to any non-management director upon request. Individual directors are not permitted to communicate with Stockholders or others outside the Company unless they are deemed authorized persons under the Company’s corporate disclosure policy.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers has served as a member of a compensation committee, or other committee serving an equivalent function, of any other entity whose executive officers serve as a director of the Company or member of the Company’s compensation committee.

Family Relationships

There are no other family relationships between any of our directors or executive officers, except that former director Ms. Jiaying Cai is the niece of Mr. Guangrong Cai. There are no arrangements or understandings between our directors and any other person pursuant to which they were appointed as an officer or director of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our equity securities (“Reporting Persons”) to file reports of ownership and changes in ownership with the SEC. Based solely on our review of copies of such reports and representations from the Reporting Persons, we believe that during the fiscal year ended December 31, 2024, the Reporting Persons timely filed all such reports, except that Ms. Xing Tang, our CFO, Mr. Guangrong Cai, our Chairman, and Mr. Jiaxing Huang and Mr. Guijun Gan, our directors, failed to timely file Forms 3 as officers and directors of the Company. No securities of the Company are beneficially owned by Ms. Xing Tang, Mr. Jiaxing Huang and Mr. Guijun Gan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Party Transactions in 2024

As of December 31, 2024, the amount due to the related parties was consisted of the followings:

	Relationship	December 31, 2024	December 31, 2023	Note
Chengdu Wetouch Intelligent Optoelectronics Co., Ltd.	Affiliate of Ms. Jiaying Cai, director of the Company	$149,211	$-	Payable to affiliate for expenses paid on behalf of the Company

Total		$149,211	$-

Since January 1, 2024, the Company has engaged in the following related person transaction in which the amount involved exceeded the lesser of $120,000 or one percent of the Company’s average total assets at year-end for the last two completed fiscal years, and in which a related person had a material interest:

As of December 31, 2024, the Company had an outstanding payable of approximately $149,211 due to Chengdu Wetouch Intelligent Optoelectronics Co., Ltd., an affiliate of Ms. Jiaying Cai, a former director and secretary of the Company. The balance was nil as of December 31, 2023. These advances were unsecured, non-interest bearing, and due on demand.

The Company’s Audit Committee is responsible for reviewing and approving related party transactions. Any such transaction is evaluated to ensure it is on terms comparable to those available with unrelated third parties and in the best interests of the Company and its Stockholders. Other than the transaction described above, the Company is not aware of any related person transactions since January 1, 2024, requiring disclosure under Item 404.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND CERTAIN BENEFICIAL OWNERS OF WETOUCH TECHNOLOGY INC.

The following table lists, as of September 8, 2025, the number of shares of common stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) known to the Company to be the beneficial owner of more than 5% of the outstanding common stock; (ii) each of our directors (iii) each of our Named Executive Officers and (iv) all executive officers and directors as a group.

All information with respect to beneficial ownership has been furnished by the respective 5% or more stockholders, directors or executive officers, as the case may be. Unless otherwise noted, the mailing address of each listed beneficial owner is No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan, Sichuan, China.

The percentages below were calculated based on 11,931,534 shares of common stock issued and outstanding as of September 8, 2025.

	Shares Beneficially Owned
Name of Beneficial Owner	Shares	Percentage
Executive Officers and Directors:

Guangrong Cai (1)	9,576	*
Zongyi Lian (2)	5,657	*
Jian Feng	-	-
Guijun Gan	-	-
Jiaxing Huang	-	-
Jing Guo	-	-
Xing Tang	-	-
All officers and directors as a group (7 persons)	15,233	*

5% or Greater Holders:

*	Represents beneficial ownership of less than 1%.

(1)	Represents 9,576 shares of common stock held of record by Guangrong Cai, Chairman of the Company.

(2)	Represents 5,657 shares of common stock held of record by Zongyi Lian, Chief Executive Officer of the Company.

Equity Compensation Plan

The Company does not have any equity compensation plans.

COMPENSATION

Summary Compensation of Named Executive Officers

The following table sets forth total compensation paid to our named executive officers for the years ended December 31, 2024 and 2023.

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)

Zongyi Lian, President, Chief Executive Officer	2023	$20,336	-	-	-	-	$20,336
	2024	$12,857	-	-	-	-	$12,857

Yuhua Huang, Chief Financial Officer (1)	2023	$18,642	-	-	-	-	$18,642
	2024	$7,500	-	-	-	-	$7,500

Xing Tang, Chief Financial Officer (2)	2023	$-	-	-	-	-	$-
	2024	$28,150					$28,150

(1)	Yuhua Huang resigned as Chief Financial Officer of the Company on July 8, 2024.

(2)	Xing Tang was appointed as Chief Financial Officer of the Company on July 8, 2024.

Employment Agreements

Zongyi Lian

On November 21, 2017, Sichuan Wetouch entered into an employment agreement with its Chief Executive Officer, Zongyi Lian, pursuant to which he receives an annual base salary of approximately $23,890 (equivalent to RMB168,000) plus other annual remuneration, including but not limited to position salary of approximately $17,070 (equivalent to RMB120,000), confidentiality fee of approximately $6,828 (equivalent to RMB48,000) and subsidies of approximately $9,104 (equivalent to RMB64,000). Mr. Lian’s employment is for an initial term of three (3) years and may be renewed by the parties within 30 days prior to the expiration of the employment agreement. On November 13, 2020, the employment agreement with Mr. Lian was renewed for another three (3) years until November 20, 2023, with similar terms and conditions. Amount reflects salary paid to Mr. Lian for services rendered to our former operating subsidiary, Sichuan Wetouch. Such employment agreement has been assigned to our PRC subsidiary, Sichuan Vtouch. On April 16, 2024, our board of directors ratified and approved the extension of the term of employment of Mr. Lian as our CEO for another three years from November 21, 2023 under the same terms and conditions. We expect to enter into a new agreement with Mr. Lian to memorialize the terms and conditions and expect to file with the SEC upon execution.

Under these agreements with Zongyi Lian, he is employed for a specified time period and is entitled to receive annual salary plus other remuneration, pension insurance, medical insurance, maternity insurance, unemployment insurance, work-related injury insurance, housing provident funds and other benefits pursuant to PRC law. We and the individual may terminate the employment upon mutual agreement. Provided that the individual proposes earlier termination and the agreement is terminated upon mutual agreement. The individual is not entitled to compensation. The individual may terminate the employment by giving thirty days’ advance written notice. We may terminate his employment for cause, at any time, without notice or remuneration, for certain acts by the individual, such as serious violation of Sichuan Vtouch’s rules and regulations, and gross neglect of duty and misconduct resulting in large economic losses to Sichuan Vtouch. We may also terminate the employment for cause, with thirty days advance written notice and one month’s salary, for certain acts of the executive officer, such as illness or non-work related injury resulting in inability to work in the previous position or newly assigned position after recovery, inability to perform the assigned work and after training or adjustment of position, still failure to perform the assigned work. The employment agreements will be terminated upon (1) expiry of the employment, (2) the entitlement of the named executive officers to the pension insurance, (3) the death of the named executive officers, (4) the bankruptcy of Sichuan Vtouch, and (5) other circumstances regulated by laws and regulations.

Zongyi Lian is not permitted to (1) hold any side job during the employment, and (2) operate on his own or on behalf of other individuals or enterprises any business providing same or similar competitive products or services.

Yuhua Huang

On November 1, 2017, Sichuan Wetouch entered into an employment agreement with our former Chief Financial Officer, Yuhua Huang, pursuant to which he received an annual base salary of approximately $11,945 (equivalent to RMB84,000) plus other annual remuneration, including but not limited to position salary of approximately $8,535 (equivalent to RMB60,000), confidentiality fee of approximately $3,414 (equivalent to RMB24,000) and subsidies of approximately $4,552 (equivalent to RMB32,000). Mr. Huang’s initial employment was for an initial term of three (3) years, which was renewed by the parties for another three (3) years until October 31, 2023, with similar terms and conditions. On April 16, 2024, our board of directors ratified and approved the extension of the term of employment of Mr. Huang as our Chief Financial Officer for another three years starting from November 1, 2023 under the same terms and conditions. On July 8, 2024, Yuhua Huang resigned as Chief Financial Officer of the Company and ceased to be employed by us.

Xing Tang

On July 8, 2024, the Company and Xing Tang entered into an executive officer agreement. The term of the agreement is three years, effective as of July 8, 2024. Pursuant to this agreement, Xing Tang serves as our Chief Financial Officer and is entitled to receive $5,630 per month (which shall accrue on a daily basis). The agreement contains customary restrictive covenants related to non-conflict and non-competition, confidentiality covenants restricting disclosures of trade secrets and other confidential information. The agreement may be terminated by the Company at any time, without notice or remuneration (unless notice or remuneration is specifically required by applicable law, in which case notice or remuneration will be provided in accordance with applicable law) for cause (including but not limited to gross negligence, willful misconduct or failure to perform duties), or due to death or disability, or without cause by providing one-month prior written notice. Xing Tang may terminate the employment at any time with a one-month prior written notice to the Company if (1) there is a material reduction in her authority, duties and responsibilities, or (2) there is a material reduction in her annual salary.

Confidentiality and Non-Competition

We entered into confidentiality and non-competition agreements with Mr. Lian in November 2017, which were renewed in November 2020. Such agreements have been assigned to our PRC subsidiary, Sichuan Vtouch. Each individual has agreed (1) to keep all confidential information confidential and return it, together with any copies, to Sichuan Vtouch upon termination of employment; (2) not to disclose the confidential information of Sichuan Vtouch to any third party; (3) not to allow any third party to use or acquire the confidential information of Sichuan Vtouch, except as required in the performance of his or her duties in connection with the employment or pursuant to the instruction of the Company; (4) not to use the confidential information of Sichuan Vtouch for his own benefit; and (4) to keep other confidential obligations. As compensation, each individual is entitled to receive a monthly confidentiality fee at a different rate. Each individual has also agreed to hold, after the termination or expiry of his employment agreement, in strict confidence, any of our confidential information without any extra compensation.

Each officer has agreed to be bound by non-competition restrictions during the term of his employment and for two years following termination of the employment. The executive officers may not (1) directly or indirectly invest, establish, or be hired by, any individual or enterprises engaging in the same or similar business, or competitive business, (2) directly or indirectly persuade, induce, encourage, or cause any employee of the Company to terminate employment with Sichuan Vtouch or its subsidiaries; and (3) directly or indirectly persuade, induce, encourage, or cause any customers of Sichuan Vtouch to terminate the business relationship with Sichuan Vtouch or its subsidiaries.

Each officer is obligated to pay $7,110 to $14,220 (equivalent to RMB50,000 to RMB100,000) as a penalty, together with any earnings generated from the use or disclosure of the confidential information, to Sichuan Vtouch for violation of the confidentiality and non-competition agreements.

Clawback Policy

Our board of directors adopted a clawback policy covering our executive officers. An executive officer is our chief executive officer, president, principal financial officer, principal accounting officer (or if there is no such accounting officer, the controller), any vice-president in charge of a significant principal business unit, division, or function (such as sales, administration, or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for us. As of the date of this Annual Report, our only executive officers are our chief executive officer and our chief financial officer. The clawback policy relates to incentive-based compensation, which is any compensation that is granted, earned or vested based wholly or in part upon the attainment of a financial reporting measure. The clawback policy covers the recovery of incentive-based compensation from an executive officer only in the event that we are required to prepare an accounting restatement due to the material noncompliance of our financial reporting requirements under the United States securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Questions as to “materiality” will be determined by the Compensation Committee in coordination with the Audit Committee.

The incentive-based compensation subject to recovery is the incentive-based compensation received during the three completed fiscal years immediately preceding the date that we are required to prepare an accounting restatement as described above, provided that the person served as an executive officer at any time during the performance period applicable to the incentive-based compensation in question provided that the clawback policy shall only apply if the incentive-based compensation is received while we have a class of securities listed on Nasdaq and on or after October 2, 2023. None of our officers’ employment agreements provide incentive-based compensation during the year ended December 31, 2024.

Outstanding Equity Awards as of December 31, 2024

No outstanding equity awards held by named executive officers as of December 31, 2024.

Long-Term Incentive Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers as of December 31, 2024.

Compensation of Directors

The following table sets forth information concerning cash and non-cash compensation paid by us to our directors during 2024.

Name	Year	Fees Earned or Paid in Cash		Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other Compensation	Total

Fei Bai(1)	2024	$17,143		-	-	-	-	-	17,143

Xiaojin Tang(2)	2024	$8,571		-	-	-	-	-	8,571

Congjin Wang(3)	2024	$8,571		-	-	-	-	-	8,571

Jiaxing Huang(4)	2024	$6,429	*	-	-	-	-	-	6,429	*

Jing Chen	2024	$20,571	*	-	-	-	-	-	20,571	*

Guijun Gan(5)	2024	$6,429	*	-	-	-	-	-	6,429

*	Accrued and not paid, except Jing Chen’s.

(1)	Fei Bai resigned as Chairman and a director of the Company on June 3, 2024.

(2)	Xiaojin Tang resigned as a director of the Company on June 3, 2024.

(3)	Congjin Wang resigned as a director of the Company on June 3, 2024.

(4)	Jiaxing Huang was appointed as a director of the Company on June 28, 2024, effective July 1, 2024.

(5)	Guijun Gan was appointed as a director of the Company on June 28, 2024, effective July 1, 2024.

PAY VERSUS PERFORMANCE

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S- K, we are providing the following information about the relationship of “compensation actually paid” (“CAP”) to our principal executive officer (“PEO”) and other named executive officers (“Non-PEO NEOS”) and our performance.

Pay Versus Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Customer Protection Act, and item 402(v) of Regulation S-K promulgated under the Exchange Act, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company.

For purposes of the tables below, the principal executive officer (“PEO”) and non-PEO named executive officers for 2024 and 2023 are the following:

Year	PEO	Non-PEO named executive officers
2024	Zongyi Lian	Yuhua Huang, Xing Tang
2023	Zongyi Lian	Yuhua Huang

On February 20, 2024, the Company’s common stock was approved for listing and began trading on The Nasdaq Capital Market under the ticker symbol “WETH.” Prior to its Nasdaq listing, the Company’s common stock was quoted on the OTC market. However, publicly available and reliable stock price data prior to September 12, 2023, is not readily available.

Accordingly, for purposes of the “Value of Initial Fixed $100 Investment Based on Total Stockholder Return” presented below, the Company used September 12, 2023, which represents the earliest available trading date, as the measurement point.

Fiscal Year	Summary Compensation Table Total for PEO(1)(3)	Compensation Actually Paid to PEO(4)	Average Summary Compensation Table Total for Non-PEO NEO(2)(3)	Average Compensation Actually Paid to Non-PEO NEO(4)	Value of Initial Fixed $100 Investment Based On Total Stockholder Return(5)	Net Loss(6)
2024	$12,857	$12,857	$35,650	$35,650	$(67)	$6,031,158
2023	$20,336	$20,336	$18,642	$18,642	$(4)	$8,264,331

(1)	During the fiscal years 2024 and 2023, the principal executive officer (the “PEO”) was Zongyi Lian.

(2)	During the fiscal year 2024, the Non-PEO Named Executive Officers (“Non-PEO NEO”) was Yuhua Huang, Xing Tang was appointed as a Chief Financial officer. On July 8, 2024, Yuhua Huang resigned as Chief Financial Officer and Xing Tang appointed as Chief Financial Officer at the same date.

(3)	The Summary Compensation Table Total Table (the “SCT”) represents the total compensation for each corresponding year in the “Total” column of the Executive Compensation - Summary Compensation Table for the PEO and the Non-PEO NEO, as applicable.

(4)	Compensation Actually Paid (the “CAP”) represents the amount calculated pursuant to the Regulation required adjustments to the reported SCT. For further details see the CAP table below.

(5)	The Company’s stock was previously traded on the OTC market, and stock price data prior to September 12, 2023 is not readily available. Accordingly, the total shareholder return (“TSR”) for fiscal years presented in the Pay versus Performance table was calculated based on a hypothetical $100 investment made on September 12, 2023 with no dividends declared or paid during the measurement period. Cumulative total Stockholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6)	Represents the net loss reflected in our consolidated audited financial statements for the applicable year.

The following table represents the CAP calculation for the PEO and the NON-PEO NEO pursuant to the Regulation for the years ended December 31, 2024, 2023 and 2022.

Named Executive Officer	Fiscal Year	Summary Compensation Table Total	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Compensation Actually Paid
PEO	2024	$12,857	$-	$-	$12,857
	2023	$20,336	$-	$-	$20,336
NON-PEO NEO	2024	$35,650	$-	$-	$35,650
	2023	$18,642	$-	$-	$18,642

Description of Relationships Between Information Presented

In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

COMPENSATION ACTUALLY PAID AND CUMULATIVE TSR

COMPENSATION ACTUALLY PAID AND NET INCOME

PROPOSAL 2 – RATIFICATION OF THE AUDIT COMMITTEE’S SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected ST & Partners PLT as the Company’s independent auditor for the fiscal year ended December 31, 2025, and has further directed that management submit the selection of ST & Partners PLT for ratification by the Stockholders at the Annual Meeting. On June 27, 2025, the Audit Committee dismissed Enrome LLP as the Company’s independent registered public accounting firm. The Company disclosed there were no disagreements or reportable events within the meaning of Item 304. ST & Partners PLT is considered by the Audit Committee to be well qualified and has served as our independent registered public accounting firm since June 27, 2025. The Stockholders are being asked to ratify this appointment so that the Audit Committee will know the opinion of the Stockholders. However, the Audit Committee has sole authority to appoint the independent registered public accounting firm.

At the time of mailing this Proxy Statement, the Company does not anticipate that any representative of ST & Partners PLT will be present, either by phone or in person, at the 2025 Annual Meeting. Should a representative of ST & Partners PLT be available and desire to make a statement either in person or by telephone at our 2025 Annual Meeting, they will have the opportunity to do so and will respond to appropriate questions.

The affirmative vote of the holders of a majority of the Company’s common stock present in person or represented by proxy at the Annual Meeting is necessary for ratification of the selection of ST & Partners PLT as our independent registered public accounting firm.

Recommendation of Board of Directors

The approval of ST & Partners PLT, as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the affirmative vote of a majority of the votes cast, either in person or by proxy, at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the outcome of the vote.

The Board of Directors has unanimously determined that this Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of ST & Partners PLT.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the fees that we paid or accrued for audit and other services for fiscal years 2024 and 2023. All of the services described in the following fee table were approved in conformity with the audit committee’s pre-approval process.

Audit Fees

	2024	2023
Audit Fees	$250,000	$275,000
Tax Fees	—	—
All Other Fees	—	—
Total	$250,000	$275,000

For fiscal year 2024, we incurred aggregate fees and expenses of $250,000 from Enrome LLP for work completed related to our annual audit and quarterly reviews.

For fiscal year 2023, we incurred aggregate fees and expenses of $275,000 from B F Borgers CPA PC for work completed related to our annual audits and quarterly reviews.

Audit-Related Expenses

Audit-related expenses for 2024 and 2023 were $0 and $0, respectively.

Tax Fees

We incurred aggregate fees and expenses of $0 and $0 for each fiscal year 2024 and 2023, respectively.

All Other Fees

We incurred other fees of $0 and $0 for each fiscal year 2024 and 2023.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Accountant

The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The audit committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre- determined fee levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the audit committee. The audit committee has delegated to the Chairman of the audit committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants and the Chairman of the audit committee must report any pre-approval decisions to the audit committee at its next scheduled meeting. All the services provided by our auditors in fiscal years 2024 were pre-approved by the audit committee.

PROPOSAL 3 – CHARTER AMENDMENT PROPOSAL

Background of the Proposal

We are asking our stockholders to approve an amendment to our Amended and Restated Articles of Incorporation, as amended (the “Charter”) to increase our authorized number of shares of Common Stock from 15,000,000 shares to 65,000,000 shares (the “Share Increase”).

On October 23, 2025, the Board adopted resolutions unanimously approving, subject to stockholder approval, the proposed amendment to our Charter in the form of Annex A hereto (the “Charter Amendment”). At that time, the Board determined the proposed Charter Amendment to be advisable and in the best interests of the Company and our stockholders and is accordingly submitting the proposed Charter Amendment for approval by our stockholders. The additional 50,000,000 shares of Common Stock will be part of the existing class of Common Stock, and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding.

Purpose

Our Board believes that the authorized number of shares of Common Stock should be increased as a matter of good corporate governance to provide sufficient shares for such corporate purposes as may reasonably be determined by the Board to be necessary and in the best interest of the Company and our stockholders. These purposes may include, but are not limited to:

●	our equity incentive plans;

●	raising capital through the future sale of our Common Stock or other securities convertible or exercisable for shares of our Common Stock when necessary or appropriate;

●	expanding our business through the acquisition of other businesses, products, or assets;

●	establishing partnerships, collaborations, and/or other strategic relationships with other companies; and

●	other corporate purposes that have not yet been identified.

Our Board believes that these additional shares would provide us with needed flexibility to issue shares in the future without potential expense or delay incident to obtaining stockholder approval for a particular issuance, unless applicable law, rule or regulation requires stockholder approval for such issuance. Other than in connection with shares of Common Stock issuable upon conversion of the Company’s convertible notes or issuable to satisfy monthly installment payments, including interest, due on the Notes, we currently do not have any specific plans, arrangements, undertakings or agreements for the proposed increase of authorized shares in connection with any of the foregoing prospective activities. Once authorized, the additional shares of Common Stock may be issued with approval of our Board but without further approval from our stockholders, unless applicable law, rule or regulation requires stockholder approval for such issuance. Stockholder approval of the Charter Amendment and resulting Share Increase is required under Nevada law.

Proposed Changes to the Charter

The proposed Share Increase will increase the number of shares of Common Stock authorized for issuance from 15,000,000 shares to 65,000,000 shares. The Company is currently authorized to issue 15,000,000 shares of Common Stock, $0.0001 par value per share (“Common Stock”). The Share Increase will not change any substantive terms of the Common Stock or any powers or rights of their respective holders. The Common Stock will continue to be listed and traded on the Nasdaq Capital Market under the symbol “WETH”.

If Proposal 4 is approved, we intend to amend our Charter in connection with implementing the proposal. A copy of the Charter Amendment is attached to this proxy statement as Annex A. Stockholders are encouraged to read the Charter Amendment in its entirety.

Potential Effects of the Proposed Charter Amendment

The additional shares of Common Stock would have rights identical to our Common Stock currently outstanding. Approval of the Charter Amendment and any issuance of Common Stock would not affect the rights of the holders of our Common Stock currently outstanding, except to the extent that future issuances of Common Stock would reduce each existing stockholder’s proportionate ownership. If the proposed Share Increase is approved and the Board decides to issue such shares of Common Stock, such issuance of Common Stock may, among other things, have a dilutive effect on earnings per share and on stockholders’ equity and voting rights. Furthermore, future sales of substantial amounts of our Common Stock, or the perception that these sales might occur, could adversely affect the prevailing market price of our Common Stock or limit our ability to raise additional capital.

Our Board has not proposed the Share Increase with the intention of discouraging tender offers or takeover attempts. However, the availability of additional authorized shares for issuance may have the effect of discouraging a merger, tender offer, proxy contest or other attempt to obtain control.

As of the Record Date, 11,931,534 shares of our Common Stock were issued and outstanding, 732,390 shares of our Common Stock were subject to outstanding stock options, warrants, restricted stock awards, or other convertible securities, thereby leaving 2,336,076 shares of Common Stock unassigned and authorized for potential issuance of the current 15,000,000 shares of Common Stock authorized. If approved, the Share Increase will not change the number of shares of preferred stock authorized for issuance.

Recommendation of Board of Directors

If a quorum is present, approval of the Charter Amendment requires the affirmative vote of a majority of the voting power of our outstanding common stock. Because approval of the Charter Amendment requires the approval of a majority of the voting power of all of our outstanding shares of common stock, abstentions will have the practical effect of a vote against the Charter Amendment.

The Board of Directors has unanimously determined that this Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the approval of the Charter Amendment

PROPOSAL NO. 4 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires that we provide our stockholders a non-binding, advisory vote to approve the compensation of our named executive officers. This vote is sometimes referred to as a “say- on-pay vote.” Although this advisory vote is non-binding, the Compensation Committee of our Board will review and consider the voting results when making future decisions regarding our named executive officer compensation and related executive compensation programs.

As discussed in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on September 11, 2025 (“Annual Report”), our executive compensation program is comprised principally of salary, equity and performance-based cash compensation, designed to: (i) attract, motivate and retain key executives who are critical to our success, (ii) align the interests of our executives with stockholder value and our financial performance and (iii) achieve a balanced package that would attract and retain highly qualified senior officers and appropriately reflect each such officer’s individual performance and contributions. In addition, the Company regularly reviews its compensation program and the overall compensation package paid to each of its senior executives to assess risk and to confirm that the structure is still aligned with the Company’s long-term strategic goals.

Before you vote on the resolution below, please read the entire “Compensation” section, including the tables, together with the related narrative disclosure and footnotes, beginning on page 13 of this Proxy Statement as well as the disclosures in our Annual Report on Form 10-K. Note, as a “smaller reporting company,” we are obligated to provide compensation disclosures pursuant to Item 402 of Regulation S-K promulgated under the Securities Exchange Act of 1934 (“Regulation S-K”).

For the reasons provided, the Board is asking stockholders to cast a non-binding, advisory vote FOR the following resolution:

“RESOLVED, that stockholders approve the compensation paid to our named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K (which includes the compensation tables and related narrative discussion).”

Though this proposal calls for a non-binding advisory vote, our Board and Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Recommendation of Board of Directors

If a quorum is present, the affirmative vote of a majority of the votes cast with respect to the proposal is required to approve the non-binding advisory resolution on Say on Pay. Abstentions with respect to this proposal are counted for purposes of establishing a quorum at the Annual Meeting but will not have an impact on the outcome of this proposal. Because the required vote is advisory, it will not be binding on the Board, the Human Resources and Compensation Committee or the Company. The Human Resources and Compensation Committee will, however, take into account the outcome of the vote when considering future compensation decisions.

The Board of Directors has unanimously determined that this Proposal is in the best interests of the Company and its shareholders.

The Board of Directors unanimously recommends that you vote “FOR” the compensation of the named executive officers as disclosed in this Proxy Statement in a non-binding, advisory vote.

ADDITIONAL MEETING INFORMATION

Deadline for Submission of Stockholder Proposals and Director Nominations for 2026 Annual Meeting of Stockholders

Stockholder proposals should be sent to us at the address set forth in the Notice. To be considered for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders, the deadline for submission of Stockholder proposals, pursuant to Rule 14a-8 of the Exchange Act is July 14, 2026.

Any proposal with respect to our 2026 Annual Meeting of Stockholders that is submitted other than for inclusion in our proxy statement for the 2026 Annual Meeting of Stockholders and otherwise outside of the requirements of Rule 14a-8 of the Exchange Act will be considered timely if we receive written notice of that proposal on or before September 27, 2026 (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2025 Annual Meeting). However, if the date of our 2026 Annual Meeting is changed by more than 30 days from the date of our 2025 Annual Meeting, then the notice and proposal will be considered untimely if it is not received at least a reasonable number of days prior to the date on which we mail the proxy statement in respect of such meeting.

Pursuant to Rule 14a-4 under the Exchange Act, Stockholder proxies obtained by our Board in connection with our 2026 Annual Meeting of Stockholders will confer on the proxies and attorneys-in-fact named therein discretionary authority to vote on any matters presented at such Annual Meeting which were not included in the Company’s Proxy Statement in connection with such Annual Meeting, unless notice of the matter to be presented at the Annual Meeting is provided to the Company’s Assistant Secretary before September 27, 2026, (the 45th day preceding the one (1) year anniversary of the date on which we first sent this proxy statement for the 2025 Annual Meeting).

To comply with the universal proxy rules, Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by SEC Rule 14a-19 in accordance with the provisions of SEC Rule 14a-19.

Annual Report

We will provide without charge to each person solicited by this Proxy Statement, on the written request of such person, a copy of The Company’s Annual Report on Form 10-K for the year ended December 31, 2024, filed with the SEC on September 11, 2025, is incorporated by reference herein, except for portions thereof not deemed filed. Copies of this Proxy Statement and/or the Annual Report, as well as copies of any Quarterly Report may be obtained without charge upon written request to Wetouch Technology Inc., No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China, Attn: Corporate Secretary, or on the SEC’s internet website at www.sec.gov.

OTHER MATTERS

As of the date of this proxy statement, the board of directors of WETH knows of no matters that will be presented for consideration at the Annual Meeting other than as described in this proxy statement. If any other matters properly come before the Annual Meeting or any adjournments or postponements of the meeting and are voted upon, the enclosed proxy will confer discretionary authority on the individuals named as proxy to vote the shares represented by the proxy as to any other matters. The individuals named as proxies intend to vote in accordance with their best judgment as to any other matters.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other documents with the SEC under the Exchange Act. You may read and copy any reports, statements or other information that we file with the Securities and Exchange Commission at the SEC’s public reference room at the following location: Station Place, 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain copies of those documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at (800) SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at www.sec.gov. In addition, Stockholders may obtain free copies of certain documents filed with the SEC by WETH through the “SEC Filings” section of our website at www.ftft.com.

You may obtain any of the documents we file with the SEC, without charge, by requesting them in writing or by telephone from us at the following address:

Wetouch Technology Inc.

Attn: Corporate Secretary

No. 29, Third Main Avenue, Shigao Town,

Renshou County, Meishan Sichuan, China

(86) 28-37390666

By Order of the Board of Directors,

/s/ Zongyi Lian
Zongyi Lian
Chief Executive Officer and Director
November 4, 2025

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:

Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)

Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)

Officer's Statement (PURSUANT TO NRS 80.030)

TYPE OR PRINT - USE DARK INK ONLY - DO NOT HIGHLIGHT

1. Entity information:

Name of entity as on file with the Nevada Secretary of State: WETOUCH TECHNOLOGY INC.

Entity or Nevada Business Identification Number (NVID): NV19921056313

2. Restated or Amended and Restated Articles: (Select one)

(If amending and restating only, complete section 1,2 3, 5 and 6)

[X] Certificate to Accompany Restated Articles or Amended and Restated Articles

- [ ] Restated Articles - No amendments; articles are restated only and are signed by an officer of the corporation who has been authorized to execute the certificate by resolution of the board of directors adopted on: ______
  The certificate correctly sets forth the text of the articles or certificate as amended to the date of the certificate.
- [X] Amended and Restated Articles

* Restated or Amended and Restated Articles must be included with this filing type.

3. Type of Amendment Filing Being Completed: (Select only one box)

(If amending, complete section 1, 3, 5 and 6.)

[ ] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.380 - Before Issuance of Stock)

The undersigned declare that they constitute at least two-thirds of the following: (Check only one box) [ ] incorporators [ ] board of directors

The undersigned affirmatively declare that to the date of this certificate, no stock of the corporation has been issued

[X] Certificate of Amendment to Articles of Incorporation (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 50.5%

Or [ ] No action by stockholders is required, name change only.

[ ] Officer's Statement (foreign qualified entities only) -

Name in home state, if using a modified name in Nevada: ______

Jurisdiction of formation: ______

Changes to takes the following effect:

- [ ] The entity name has been amended.
- [ ] The purpose of the entity has been amended.
- [ ] The authorized shares have been amended.
- [ ] Other: (specify changes) ______
- [ ] Dissolution
- [ ] Merger
- [ ] Conversion

* Officer's Statement must be submitted with either a certified copy of or a certificate evidencing the filing of any document, amendatory or otherwise, relating to the original articles in the place of the corporations creation.

This form must be accompanied by appropriate fees.

Page 1 of 2
Revised: 9/1/2023

FRANCISCO V. AGUILAR
Secretary of State
401 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Profit Corporation:
Certificate of Amendment (PURSUANT TO NRS 78.380 & 78.385/78.390)
Certificate to Accompany Restated Articles or Amended and Restated Articles (PURSUANT TO NRS 78.403)
Officer's Statement (PURSUANT TO NRS 80.030)

4. Effective Date and Time: (Optional)	Date: Time: (must not be later than 90 days after the certificate is filed)
5. Information Being Changed: (Domestic corporations only)	Changes to takes the following effect: ☐ The entity name has been amended. ☐ The registered agent has been changed. (attach Certificate of Acceptance from new registered agent) ☐ The purpose of the entity has been amended. ☒ The authorized shares have been amended. ☐ The directors, managers or general partners have been amended. ☐ IRS tax language has been added. ☐ Articles have been added. ☒ Articles have been deleted. ☐ Other. The articles have been amended as follows: (provide article numbers, if available) The Articles are restated in their entirety. (attach additional page(s) if necessary)
6. Signature: (Required)	X ______________________ Signature of Officer or Authorized Signer — Title X ______________________ Signature of Officer or Authorized Signer — Title *If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

Please include any required or optional information in space below:
(attach additional page(s) if necessary)

This form must be accompanied by appropriate fees.

Page 2 of 2
Revised: 9/1/2023

ANNEX A

SECOND AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF
WETOUCH TECHNOLOGY INC.

Pursuant to the provisions of Nevada Revised Statutes Sections 78.390 and 78.403, the undersigned officer of Wetouch Technology Inc., a Nevada corporation (the “Corporation”), hereby certifies as follows:

The original Articles of Incorporation of the Corporation were filed with the Secretary of State of Nevada on August 31, 1992, under the name Gulf West Investment Properties, Inc. The Articles of Incorporation have been amended or supplemented on multiple occasions, including amendments or supplements filed on September 3, 1992; July 20, 1993; November 20, 1995; March 12, 1996; June 29, 2005; December 2, 2005; November 29, 2006; September 18, 2007; June 19, 2008; September 11, 2009; March 1, 2019; September 30, 2020; and September 7, 2023.

The Board of Directors of the Corporation duly adopted resolutions, proposing to amend and restate the Articles of Incorporation as set forth herein and declaring such amendment and restatement advisable and in the best interests of the Corporation. The amendment and restatement have been approved by a majority stockholder vote as required by law. This restatement supersedes all prior articles and amendments, consolidating them into a single document.

This certificate amends and restates the Articles of Incorporation of the Corporation in their entirety as follows:

ARTICLE I – NAME

The name of the corporation is Wetouch Technology Inc.

ARTICLE II – REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Nevada is 701 S. Carson Street, Suite 200, Carson City, Nevada 89701. The name of its registered agent at such address is Vcorp Services, LLC.

ARTICLE III – PURPOSES AND POWERS

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada. The Corporation shall have and may exercise all powers granted to corporations by the Nevada Revised Statutes.

ARTICLE IV – CAPITAL STOCK

4.1 Authorized Capital

The total number of shares that the Corporation shall have authority to issue is seventy-five million (75,000,000) shares, consisting of:

●	Sixty-five million (65,000,000) shares of Common Stock, par value $0.001 per share; and

●	Ten million (10,000,000) shares of Preferred Stock, par value $0.001 per share.

4.2 Preferred Stock

The Preferred Stock may be issued from time to time in one or more series as determined by the Board of Directors. The Board of Directors is expressly authorized, by resolution, to fix the designations, powers, preferences, and rights, as well as the qualifications, limitations, and restrictions, of each series of Preferred Stock to the fullest extent permitted by law.

ARTICLE V – BOARD OF DIRECTORS

The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors consisting of at least one (1) director. The number of directors may be changed from time to time in accordance with the Bylaws of the Corporation.

ARTICLE VI – DIRECTOR AND OFFICER LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions involving intentional misconduct, fraud, or knowing violation of law, or (b) unlawful distributions under the Nevada Revised Statutes. Courts may interpret “knowing violation” broadly, and such liability is limited to monetary damages, not injunctive relief. If Nevada law is amended to permit broader limitation of liability, the limitation shall automatically apply to the fullest extent permitted by law.

ARTICLE VII – INDEMNIFICATION

The Corporation shall indemnify and may advance expenses to its directors, officers, employees, and agents to the fullest extent permitted by Nevada law; provided they acted in good faith and reasonably believed their actions were in, or not opposed to, the best interests of the Corporation. The rights to indemnification and advancement of expenses shall not be exclusive of any other rights to which any person may be entitled under any agreement, vote of stockholders, or otherwise.

ARTICLE VIII – AMENDMENTS

The Corporation reserves the right to amend, alter, change, or repeal any provision of these Articles of Incorporation in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

IN WITNESS WHEREOF, the undersigned has executed these Second Amended and Restated Articles of Incorporation as of [●], 2025.

Zongyi Lian
Chief Executive Officer

WETOUCH TECHNOLOGY INC.

PROXY FOR 2025 ANNUAL MEETING OF SHAREHOLDERS

Meeting Address: No. 29, Third Main Avenue, Shigao Town, Renshou County, Meishan Sichuan, China

Meeting Date: December 26, 2025 at 10:00 A.M., local time

THE BOARD RECOMMENDS A VOTE FOR THE PROPOSALS AND NOMINEES.

I.	Election of Board of Directors:

1)	Guangrong Cai	☐	FOR	☐	AGAINST	☐	ABSTAIN
2)	Jian Feng	☐	FOR	☐	AGAINST	☐	ABSTAIN
3)	Jiaxing Huang	☐	FOR	☐	AGAINST	☐	ABSTAIN
4)	Jing Guo	☐	FOR	☐	AGAINST	☐	ABSTAIN
5)	Yunna Liu	☐	FOR	☐	AGAINST	☐	ABSTAIN

II.	To ratify the appointment of ST & Partners PLT as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

☐	FOR	☐	AGAINST	☐	ABSTAIN

III.	To approve an amendment to the Company’s Articles of Incorporation in the form set forth in Annex A to increase the number of shares of the Company’s authorized common stock, par value $0.001 per share (“common stock”), that may be issued from 15,000,000 to 500,000,000

☐	FOR	☐	AGAINST	☐	ABSTAIN

IV.	To approve the compensation of the named executive officers as disclosed in the Proxy Statement in a non-binding, advisory vote

☐	FOR	☐	AGAINST	☐	ABSTAIN

NOTE:	The proxyholders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

This Proxy is solicited on behalf of the management of Wetouch Technology Inc. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR the proposals described above.

TO VOTE ONLINE: www.Transhare.com click on Vote Your Proxy

Enter Your Control Number:

TO VOTE BY EMAIL: Please email your signed proxy card to Proxy@Transhare.com

TO VOTE BY FAX: Please fax this proxy card to 1.727. 269.5616

TO VOTE BY MAIL: Please sign, date and mail to: Proxy Team, Transhare Corporation, 17755 US Highway 19 N, Suite 140 Clearwater FL 33764

IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If shares are held jointly, both owners must sign. Executors, administrators, trustees, guardians and others signing in a representative capacity should give their full titles.

Signature of Shareholder

Signature of Joint Shareholder

Dated: